UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2012 (May 25, 2012)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(626) 844-9400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2012, Western Asset Mortgage Capital Corporation (the “Company”) appointed Steven M. Sherwyn as Chief Financial Officer and Treasurer, effective June 25, 2012.  Mr. Sherwyn will also serve as the Company’s principal accounting officer, effective June 25, 2012.  Bruce D. Alberts, the Company’s current Chief Financial Officer, will continue to serve in that role until that date and will thereafter continue to serve as Chief Financial Officer for Western Asset Management Company, the Company’s external manager.  Mr. Sherwyn previously served as the Company’s Chief Financial Officer in 2009.

Mr. Sherwyn, who is 51 years old, is a financial executive with over 25 years of finance, legal, and real estate experience.  Since 2010, Mr. Sherwyn has served as Chief Financial Officer and Treasurer of Care Investment Trust Inc., a real estate investment trust that invests in healthcare related real estate.  In 2009, Mr. Sherwyn served as the Company’s Chief Financial Officer and as a consultant to Western Asset Management Company.  Mr. Sherwyn served Chief Financial Officer for Galiot Capital Corporation, a real estate investment trust, from 2008 to 2009.  He also served as Chief Financial Officer and Treasurer for Quadra Realty Trust, a real estate investment trust, from 2007 to 2008.  Mr. Sherwyn served as a director, senior director, and managing director of Hypo Real Estate Capital Corp. from 2004 to 2006, 2006 to 2007, and 2007 to 2008, respectively. Mr. Sherwyn is a graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics. Mr. Sherwyn also received a J.D. from Stanford University Law School and an LL.M. in taxation from New York University Law School.

Mr. Sherwyn will hold his office from the effective date until his resignation or removal. There are no family relationships between Mr. Sherwyn and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. There is no material plan, contract, arrangement to which Mr. Sherwyn was a party or in which he participated in connection with his appointments as Chief Financial Officer and Treasurer and principal accounting officer.  On the effective date of his appointment, Mr. Sherwyn will be granted an award of $200,000 of restricted shares of the Company’s common stock under the Western Asset Mortgage Capital Corporation Equity Plan.  The number of shares to be granted to Mr. Sherwyn will be based on the closing price of the common stock on such date.  The award will vest ratably on January 1 of each of January 1, 2013, 2014 and 2015 as long as Mr. Sherwyn is still employed by and in good standing with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

	By:	/s/ Charles A. Ruys de Perez
Name: Charles A. Ruys de Perez
Title: Secretary

Date: May 31, 2012